Filed pursuant to Rule 497(c)
Reg. Nos. 333-39133; 811-8461

PROSPECTUS
February 28, 2004

[Logo]

Grand Prix Funds, Inc.

GRAND PRIX FUND
SUPER CORE FUND

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
1-800-307-4880 (Fund Information)
1-800-432-4741 (Account Information)
Website: www.grandprixfund.com
Grand Prix Fund Ticker Symbol: GPFFX
Super Core Fund Ticker Symbol: SCFFX

        The investment objective of both the Grand Prix Fund and the Super Core Fund is capital appreciation. The Grand Prix Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that exhibit fast earnings growth and are rising in price. The Super Core Fund seeks to achieve its investment objective by investing in the common stocks of the five largest companies, based on market capitalization, in each of the following four market indices: the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index.

        This Prospectus contains information you should consider before you invest in the Funds. Please read this Prospectus carefully and keep it for future reference.

____________________

        The Securities and Exchange Commission (the "SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
SUMMARY	3

PERFORMANCE	5

FUND FEES AND EXPENSES	9

INVESTMENT OBJECTIVE	10

IMPLEMENTATION OF INVESTMENT OBJECTIVE	11

FUND MANAGEMENT	13

OPENING AN ACCOUNT	14

FINANCIAL HIGHLIGHTS	21

VALUATION OF FUND SHARES	26

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS	26

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT	26

ADDITIONAL INFORMATION	28

PRIVACY POLICY	29

PURCHASE APPLICATION	INSIDE BACK COVER

SUMMARY

è What are the Funds' goals?

        The Grand Prix Fund's investment objective or goal is capital appreciation. The Fund attempts to achieve this goal by choosing investments that the Fund's investment advisor, Target Investors, Inc. (the "Advisor"), believes have the potential for growth. The Fund will trade actively to try to increase returns. The Advisor will not consider dividend or interest income in the selection of investments.

        The Super Core Fund's investment objective or goal is also capital appreciation. The Fund attempts to achieve this goal by allocating its assets equally among the common stocks of the five largest companies, based on market capitalization, in each of the following four market indices: the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index. Market capitalization refers to the number of shares a company has outstanding multiplied by the market price per share. Since the Fund will be largely passively managed, the Fund's portfolio turnover and trading costs should be lower than those of the average equity fund.

è What will the Funds invest in?

        The Grand Prix Fund invests primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Fund will generally hold no more than 30 different common stocks at any one time. The Fund may concentrate its investments in relatively few market sectors while being diversified among several industries. The common stocks held for investment are selected by the Advisor without regard to a company's market capitalization, so the Fund's investments may be in companies that have small, medium or large market capitalizations. The Fund's investments may also include American Depository Receipts and other dollar denominated equity securities of companies domiciled or incorporated outside of the United States. The Fund may hold cash and/or invest in short-term money market securities to meet anticipated redemption requests, to pay expenses, pending investment and to respond to adverse market or other conditions.

        The Super Core Fund invests primarily in 20 different common stocks, holding equal-weighted positions in the five largest companies in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices. The "largest companies" in each market index are the largest in terms of market capitalization determined as of the beginning of each year. Because the Fund's assets will be allocated among companies in each of these market indices, the Fund may hold positions in companies with small, medium and large market capitalizations. However, since the Fund will be invested in the largest companies in each market index, the majority of the Fund's assets will be invested in what is considered to be large cap companies. The Fund may invest in American Depository Receipts of foreign companies that are included in these market indices if such companies are among the "largest." While the Fund seeks to remain fully invested at all times, the Fund may hold cash and/or invest a limited amount of its assets in short-term money market securities to meet anticipated redemption requests, to pay expenses and pending investment. The Fund may concentrate its investments in relatively few industries.

è Is an investment in the Grand Prix Fund appropriate for me?

        The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Grand Prix Fund may be appropriate for you if:

    your goal is capital appreciation;
    you want to allocate some portion of your long-term investments to aggressive equity investing;
    you have no immediate financial requirements for this investment;
    you are willing to accept a high degree of volatility; and
    you have the financial ability to undertake greater risk in exchange for the possibility to realize greater financial gains in the future.

è Is an investment in the Super Core Fund appropriate for me?

        The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Super Core Fund may be appropriate for you if:

    your goal is capital appreciation;
    you have no immediate financial requirements for this investment;
    you are willing to accept a level of volatility that is somewhat higher than the stock market in general;
    you want to capture returns similar to, and with the potential to do better than, the overall stock market; and
    you want to participate in a cross section of the overall stock market.

è What are the main risks of investing in the Funds?

        The main risks of investing in the Funds, which are common risks applicable to both Funds, are:

    Stock Market Risk: Equity mutual funds like the Funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value. Stocks are generally more volatile than bonds.
    Liquidity Risk: The Advisor may not be able to sell stocks held in a Fund's portfolio at an optimal time or price.
    Small Cap Investing Risk: Some of the companies in which the Funds may invest will have small market capitalizations relative to other companies. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies and can react differently to political, market and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets and financial resources.
    Foreign Companies Risk: Both Funds may invest in American Depository Receipts and other dollar denominated equity securities of companies domiciled or incorporated outside of the United States which may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates and by political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
    Leveraging Risk: Both Funds may borrow money to purchase investments. Leverage is a speculative technique that provides the opportunity for greater total return but also involves risks. If a Fund's return on its investment from a borrowing is lower than the interest rate on the borrowed funds, the Fund's return will be lower than if the Fund had not borrowed money.
    Non-Diversification Risk: Because the Funds are not diversified, they may invest a relatively large amount of their respective assets in a few companies, which may increase volatility.

        In addition to the risks discussed above, special risks of investing in the Grand Prix Fund are:

    Stock Selection Risk: The stocks selected by the Advisor for the Fund may decline in value or not increase in value when the stock market in general is rising.
    Short-Term Trading Risk: The Fund trades actively and frequently. You may realize significant taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.
    Sector Concentration Risk: While the Fund will not concentrate its investments in any one industry, the Fund may be heavily invested in relatively few market sectors, which may increase volatility.

        In addition to the risks discussed above, special risks of investing in the Super Core Fund are:

    Passive and Full Investment Risk: Since the Fund will be, for the most part, passively managed and seeks to remain fully invested at all times, it may be more difficult to shift assets from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash in an attempt to cushion the impact of a market decline.
    Industry Concentration Risk: Because of the Fund's investment strategy of investing in the five largest companies in each of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Nasdaq Composite Index, the Fund's investments may be heavily concentrated in relatively few industries at any one time, which may increase volatility.

        As with any mutual fund, there can be no guarantee that the Funds will achieve their investment objectives. In addition, the share price of each Fund may decline so that when you sell your shares, you may lose money.

PERFORMANCE

Grand Prix Fund

        The performance information that follows gives you some indication of the risks of an investment in the Grand Prix Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns (before and after taxes) for one year, five years and since inception compare with those of a broad measure of market performance. Please remember that the Grand Prix Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Grand Prix Fund
Class A Shares Calendar Year Total Returns

Grand Prix Fund
Class A Shares
Best and Worst Quarterly Returns

BEST	WORST

90.18%	(42.25)%
(4th quarter, 1999)	(1st quarter, 2001)

        Please note that the returns presented in the chart entitled "Grand Prix Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Grand Prix Fund Class A Shares Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Grand Prix Fund Average Annual Total Returns" table do, however, reflect this sales charge with respect to the Class A shares and the 1% maximum sales charge imposed on the Fund's Class C shares.

        The Grand Prix Fund's after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"), this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

Grand Prix Fund
Average Annual Total Returns
(For the period ended December 31, 2003)
Class/Index	1 Year	5 Years	Life of Fund (1)
Class A
Return Before Taxes	30.51%	(12.60)%	1.30%
Return After Taxes on Distributions	30.51%	(12.67)%	0.17%
Return After Taxes on Distributions and Sale of Fund Shares	19.83%	(10.22)%	0.57%
S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	28.68%	(0.57)%	3.77%
Class C
Return Before Taxes	35.18%	―	(16.56)%
Return After Taxes on Distributions	35.18%	―	(16.63)%
Return After Taxes on Distributions and Sale of Fund Shares	22.87%	―	(13.32)%
S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	28.68%	(0.57)%	(2.15)%

(1) The Class A shares and the Class C shares of the Grand Prix Fund were first offered on December 31, 1997 and August 5, 1999, respectively.

(2) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Super Core Fund

        The performance information that follows gives you some indication of the risks of an investment in the Super Core Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns (before and after taxes) for one year and since inception compare with those of a broad measure of market performance. Please remember that the Super Core Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Super Core Fund
Class A Shares Calendar Year Total Returns

Super Core Fund
Class A Shares
Best and Worst Quarterly Returns

BEST	WORST

26.81%	(29.40)%
(4th quarter, 2001)	(1st quarter, 2001)

        Please note that the returns presented in the chart entitled "Super Core Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Super Core Fund Class A Shares Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Super Core Fund Average Annual Total Returns" table do, however, reflect this sales charge with respect to the Class A shares and the 1% maximum sales charge imposed on the Fund's Class C shares.

        The Super Core Fund's after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or IRA, this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

Super Core Fund
Average Annual Total Returns
(For the period ended December 31, 2003)

Class/Index	1 Year	Life of Fund (1)
Class A
Return Before Taxes	28.93%	(9.91)%
Return After Taxes on Distributions	28.93%	(9.91)%
Return After Taxes on Distributions and Sale of Fund Shares	18.80%	(8.28)%
S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	28.68%	(4.38)%
Class C
Return Before Taxes	33.51%	(9.15)%
Return After Taxes on Distributions	33.51%	(9.15)%
Return After Taxes on Distributions and Sale of Fund Shares	21.78%	(7.66)%
S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	28.68%	(4.38)%

(1) The Super Core Fund commenced operations on December 29, 2000.

(2) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:
	Grand Prix Fund		Super Core Fund
	Class A	Class C	Class A	Class C
Shareholder Fees (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%(2)	1.00%	5.25%(2)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	1.00%	1.00%	0.90%	0.90%
Rule 12b-1 (Distribution and Service) Fees	0.25%	1.00%	0.35%	1.00%
Other Expenses	1.64%	1.64%	2.67%	2.67%
Total Annual Fund Expenses(4)	2.89% ====	3.64% ====	3.92% ====	4.57% ====
Plus: Interest Expense	0.26%	0.26%	0.37%	0.37%
Total Expenses(4)	3.15% ====	3.90% ====	4.29% ====	4.94% ====

______________________

(1) A $25 fee will be charged for returned checks or electronic funds transfers. If you redeem shares by wire, you will be charged a $15 fee. For additional information, see "Opening an Account."

(2) Certain investors are exempt from paying some or all of this sales load. For more information, see "Opening an Account."

(3) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(4) The Advisor may from time to time voluntarily waive a portion of its management fee or reimburse certain Fund expenses. The Advisor may discontinue voluntary waivers of management fees and/or reimbursements of Fund expenses at any time. "Total Annual Fund Expenses" and "Total Expenses" are presented before any waivers or reimbursements.

Example

        The following Example is intended to help you compare the cost of investing in one or both of the Funds, before voluntary fee waivers and expense reimbursements, if any, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each class's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	Grand Prix Fund		Super Core Fund
	Class A (1)	Class C (2)	Class A (1)	Class C (2)
1 year	$ 826	$ 488	$ 933	$ 589
3 years	$1,445	$1,278	$1,757	$1,569
5 years	$2,088	$2,084	$2,594	$2,549
10 years	$3,801	$4,180	$4,737	$5,005

______________________

(1) The 5.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.

(2) The 1.00% maximum sales charge imposed on purchases of Class C shares is reflected in the Example.

INVESTMENT OBJECTIVE

Grand Prix Fund

        The Grand Prix Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Fund may invest in companies of all sizes.

        The Advisor focuses on companies which exhibit fast earnings growth and are rising in price. Companies considered by the Advisor as "growth" companies are often in the same or related market sectors. One sector, however, like technology, may include various industries, like networking, telecommunications, software, semiconductors or voice-processing. Thus, the Fund may be heavily invested in one sector, while being diversified among several industries and may take relatively large positions in a single company. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single sector, industry or company. This may increase the Fund's volatility.

        In identifying securities for the Fund, the Advisor uses a computer-driven model. In the research process, the Advisor screens for certain fundamental and quantitative attributes that it believes a security should have for the Fund to invest in it, including:

    projected earnings growth of at least 20%;
    top 10% relative price strength; and
    projected positive earnings surprises of at least 5%.

The Advisor values securities by assigning scores to them based on such factors and ranks the securities accordingly. Pursuant to that ranking, the Advisor constructs a list of securities for the Fund and purchases the highest ranking securities for its portfolio. The Advisor rescores stocks and rebalances the portfolio weekly according to the highest ranked scores.

        The Advisor will sell a stock when the price has deteriorated significantly or other securities are a better value. As a means to increase returns, the Fund expects to trade actively and frequently. The annual portfolio turnover rate could range from 400% to 800%, but generally will not exceed 800%. The annual portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of an annual period are replaced by the end of the period, the turnover rate would be 100%. You may realize significant taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

        Under normal market conditions, the Fund expects to invest at least 95% of its assets in equity securities, holding positions in generally no more than 30 companies at any one time. However, to meet anticipated redemption requests, to pay Fund expenses, pending investment and to respond to adverse market or other conditions, the Fund may invest up to 35% of its assets in short-term money market securities and cash. The Fund may also invest a substantial amount of its assets in American Depositary Receipts and other dollar denominated equity securities of companies domiciled or incorporated outside of the Untied States.

Super Core Fund

        The Super Core Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in 20 different common stocks, holding equal-weighted positions in the five largest companies, based on market capitalization determined as of the beginning of each year, in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices.

        The S&P 500 Index is an unmanaged stock index comprised of 500 common stocks from primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. The S&P MidCap 400 Index is an unmanaged stock index comprised of 400 common stocks from the mid-to-large-size company segment of the U.S. market. The S&P SmallCap 600 Index is an unmanaged stock index comprised of 600 common stocks from the small company segment of the U.S. market. The Nasdaq Composite Index is a broad-based, unmanaged stock index comprised of all common stocks listed on the Nasdaq Stock Market. Currently, the Nasdaq Composite Index includes the common stock of over 5,000 large, mid-size and small companies. Because the Fund's assets will be allocated among companies in each of these market indices, the Fund may hold positions in companies with small, medium and large market capitalizations. However, since the Fund will be invested in the largest companies in each market index, the majority of the Fund's assets will be invested in what is considered to be large cap companies given that the largest companies in each of the S&P 500 Index, the S&P MidCap 400 Index and the Nasdaq Composite Index are large cap companies. The Fund may also invest in American Depository Receipts of foreign companies that are included in these market indices if such companies are among the "largest." The Fund's investments may also be concentrated in relatively few industries.

        The Fund does not attempt to buy securities based on the Advisor's economic, financial or market analyses, but instead employs a passive investment approach. This means that when buying securities, the Advisor simply selects the top five companies, based entirely on market capitalization, in each applicable market index. If the same security appears as one of the top five securities in more than one market index, the Advisor will not purchase duplicate positions in the security. Instead, the Advisor will buy the security as part of its overall investment in one market index and with respect to the other index or indices in which the security appears, the Advisor will skip the security and purchase the next largest security. For example, if Microsoft is one of the five largest companies in both the S&P 500 and the Nasdaq Composite market indices, the Advisor will purchase the security as part of its overall investment in the S&P 500 Index, but will not purchase the security as a part of its overall investment in the Nasdaq Composite Index. Rather, the Advisor will purchase the top five securities in the Nasdaq Composite Index without regard to Microsoft.

        When selling securities, the Advisor employs a mixed passive/active investment approach. On the passive side of the equation, the Advisor will rebalance the Fund's holdings in January of each year and will sell a security if necessary to ensure that the Fund's assets are equally allocated among the five largest companies in each of the applicable market indices from which the Fund invests. On the active side of the equation, the Advisor will also sell a security prior to the time of the Fund's annual rebalance of assets if the price of the security has deteriorated significantly such that it is no longer among the top five securities in the applicable market index.

        Since the Fund will be, for the most part, passively managed, the Fund will not trade actively or frequently, which should result in lower portfolio turnover and trading costs relative to the average equity fund. The annual portfolio turnover rate could range from 25% to 50%, but generally will not exceed 75%. It is anticipated that the turnover rate will be lower when applied to the original stocks held in the portfolio at the start of each year.

        The Fund's portfolio is not constructed to have aggregate investment characteristics similar to those of the market indices from which it invests, nor does the Fund seek to parallel the performance of any or all of these market indices. The Fund intends to remain fully invested at all times, but may invest a limited amount of its assets in short-term money market securities and cash to meet anticipated redemption requests, to pay Fund expenses and pending investment. The Fund's investment in such instruments will generally not exceed 5% of its assets.

        The Super Core Fund is not sponsored by or affiliated with Standard & Poor's or the Nasdaq Stock Market.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        The Funds may invest in the following securities and use the following investment techniques in implementing their respective investment objectives. Some of these securities and investment techniques involve special risks, which are described below and in the Funds' Statement of Additional Information ("SAI").

Common Stocks and Other Equity Securities

        Both Funds will invest in common stocks. In addition, the Grand Prix Fund may invest in other equity securities. Other equity securities may include depositary receipts and warrants and other securities convertible or exchangeable into common stock. Common stocks are units of ownership of a corporation. Equity mutual funds like the Funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds or other debt instruments.

Unseasoned Companies

        The Grand Prix Fund may invest up to 10% of its assets in the securities of unseasoned companies. These are companies that have been in operation for less than three years. The securities of such companies may have limited liquidity and the prices of such securities may be volatile.

Non-Diversification

        Both Funds are "non-diversified," which means that they invest in a more limited number of companies than other mutual funds. Each Fund may invest up to 50% of its assets in the securities of as few as two companies, up to 25% each, so long as the Fund does not control the two companies or so long as the two companies are engaged in different businesses. Each Fund may also invest the other 50% of its assets in the securities of as few as 10 companies, up to 5% each, provided that the Fund does not own more than 10% of any company's outstanding voting stock. The Grand Prix Fund generally expects to invest in no more than 30 companies at any one time, while the Super Core Fund intends to invest in no more than 20 companies. Non-diversification involves an increased risk of loss to the Funds if the market value of a security held by the Funds declines.

Concentration

        While the Grand Prix Fund will not concentrate its investments in any one industry, the Fund may be heavily invested in relatively few market sectors since companies considered by the Advisor to be "growth" companies are often in the same or related sectors. The Super Core Fund, on the other hand, may concentrate its investments in relatively few industries at any one time if necessary in order to effect its investment strategy of investing in the largest companies in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices. By concentrating their securities holdings in this manner, the volatility of the Funds' investment performance may increase and the Funds could incur greater losses than mutual funds that invest in a broader spectrum of market sectors or industries.

Leveraging Strategies

        Each Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed may not exceed 33 1/3% of the value of the Fund's net assets. Each Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.

Temporary Strategies

        To meet anticipated redemption requests, to pay Fund expenses, pending investment and to respond to adverse market, economic, political or other conditions, the Grand Prix Fund may hold cash and/or invest up to 35% of its assets in short-term fixed-income securities issued by private and governmental institutions. The Super Core Fund, on the other hand, intends to be fully invested at all times and, therefore, will only hold cash and/or invest in short-term fixed income securities to meet anticipated redemption requests, to pay Fund expenses and pending investment which, in any case, generally will not exceed 5% of its assets. Short-term fixed income securities include:

    U.S. government securities;
    certificates of deposit;
    bankers' acceptances;
    commercial paper and commercial paper master notes;
    repurchase agreements; and
    other short-term fixed-income securities.

        With respect to the Grand Prix Fund, if these temporary strategies are used for responding to adverse market, economic, political or other conditions, it is impossible to predict when or for how long the Advisor may employ these strategies for the Fund. To the extent the Fund engages in these temporary strategies, the Fund may not achieve its investment objective.

ADRs

        The Grand Prix Fund may invest a substantial portion of its assets in American Depositary Receipts ("ADRs") or other foreign instruments denominated in U.S. dollars. The Super Core Fund may also invest in ADRs to the extent foreign companies are included in the market indices from which the Fund invests. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in securities of foreign companies involve risks which are in addition to the usual risks inherent in domestic investments. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. In addition, the value of the Funds' assets will increase or decrease in response to fluctuations in the value of foreign currencies.

FUND MANAGEMENT
[Photo of Bob Zuccaro]

Nationally acclaimed portfolio manager with 30 years of investment experience managing money through 7 bull markets, 6 bear markets and 5 recessions. Former President and portfolio manager of the Axe-Houghton Stock Fund.

Portfolio Manager
Bob Zuccaro, CFA

Management

        The Funds have entered into an Investment Advisory Agreement with the Advisor under which the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Funds' Board of Directors.

        Advisor. Target Investors, Inc., 15 River Road, Suite 220, Wilton, Connecticut 06897, is a Florida corporation. The Advisor has been serving clients since 1983. As of December 31, 2003, the Advisor managed approximately $100 million for individual and institutional clients.

        Under the Investment Advisory Agreement, the Advisor receives an annual management fee of 1.00% of the Grand Prix Fund's average daily net assets and 0.90% of the Super Core Fund's average daily net assets. The management fee is accrued daily and paid monthly. The Advisor may from time to time waive a portion of its management fee or reimburse certain Fund expenses. The Advisor may discontinue voluntary waivers of management fees and/or reimbursement of Fund expenses at any time. Any waivers or reimbursements will have the effect of temporarily lowering a Fund's overall expense ratio and increasing its overall return to investors. For the fiscal year ended October 31, 2003, the Advisor received a management fee in an amount equal to 0.60% of the Grand Prix Fund's average daily net assets, net of waivers/or reimbursements. The Advisor waived its entire management fee for the Super Core Fund for the fiscal year ended October 31, 2003.

        Under the Investment Advisory Agreement, the Advisor is responsible not only for management of the Funds' assets, but also for portfolio and brokerage transactions.

        Portfolio Manager. President of the Advisor since 1983, Robert Zuccaro received a bachelor's degree from the University of Bridgeport in 1965 and a master's degree in business administration from Pace University in 1968. Mr. Zuccaro entered the investment management business in 1967 as an analyst with the Value Line Survey. Prior to founding the Advisor in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro is a Chartered Financial Analyst and has more than 30 years of experience in the investment business.

Custodian

        U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Funds' assets.

Transfer Agent and Administrator

        U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator.

Distributor

        T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the "NASD"), acts as distributor of the Funds' shares (the "Distributor"). As compensation for its services, the Distributor may retain a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees. The Distributor may pay all or a portion of its fee to registered dealers who sell Fund shares, pursuant to a written dealer agreement. The Distributor may pay Rule 12b-1 fees to persons entering into 12b-1 related agreements. Such persons may include the Advisor. The Distributor and the Advisor, at their own expense, may also periodically sponsor programs that offer additional compensation in connection with the sale of Fund shares. In some circumstances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares.

OPENING AN ACCOUNT

Choosing a Fund

        This Prospectus offers two Funds: the Grand Prix Fund and the Super Core Fund. Both Funds seek capital appreciation as their primary investment objective. The Grand Prix Fund attempts to achieve its investment objective by investing in common stocks of companies which the Advisor characterizes as "growth" companies. The Super Core Fund attempts to achieve its investment objective by allocating its assets equally among the common stocks of the five largest companies, based on market capitalization, included in each of the S&P 500, the S&P MidCap 400, the S&P SmallCap 600 and the Nasdaq Composite market indices.

Choosing a Class

        Each Fund offers two classes of shares: Class A and Class C. Each Class has its own cost structure.

Class A	Class C
Maximum front-end sales charge of 5.25% with break points and certain exceptions.	Maximum front-end sales charge of 1.00%.
Distribution and service fees equal to 0.25% of average net assets with respect to the Grand Prix Fund, or 0.35% of average net assets with respect to the Super Core Fund.	Distribution and service fees equal to 1.00% of average net assets.

Purchasing Shares

        In General. Fund shares may be purchased through any dealer that has entered into a sales agreement with the Distributor, or through the Distributor directly. The Transfer Agent may also accept Purchase Applications.

        Class A Shares. Class A shares are offered and sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the sales charge as set forth below. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. The sales charge imposed on purchases of Class A shares is as follows:

Total Sales Charge
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	5.25%	5.54%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	1.00%	1.01%

        Class A shares are also subject to Rule 12b-1 fees. For the Grand Prix Fund, these fees amount to 0.25% of the average daily net assets of the Fund's Class A Shares. For the Super Core Fund, these fees amount to 0.35% of the average daily net assets of the Fund's Class A Shares. See "Distribution and Shareholder Servicing Plans."

        Class C Shares. Class C shares are offered and sold on a continual basis at the next Offering Price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the 1.00% initial sales charge. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. Class C shares are also subject to Rule 12b-1 fees in an aggregate amount of 1.00% of the average daily net assets of the applicable Fund attributable to the Class C shares. See "Distribution and Shareholder Servicing Plans."

        Sales Charge Waivers. The following investors may purchase Class A shares at net asset value without the imposition of any sales charge:

    institutional retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans (SEPs and SIMPLEs), subject to minimum requirements with respect to the amount of purchase (minimum of at least $1,000,000);
    beneficial owners of wrap accounts who are clients of registered broker-dealers having a selling or service agreement with the Distributor;
    clients of fee-only financial planners or fee-only registered investment advisors and financial planners or investment advisors who have entered into an agreement with the Distributor or Advisor for clients participating in comprehensive fee programs;
    owners of private accounts managed by the Advisor;
    persons who owned Grand Prix Fund shares on November 30, 1998 may purchase shares of the Grand Prix Fund at net asset value;
    persons who sell shares in either Fund, invest the proceeds in the Federated Prime Cash Series fund and subsequently reinvest in shares of either Fund;
    directors, officers and full-time employees of the Funds, the Distributor, U.S. Bank and affiliates of such companies (including the Advisor) and spouses and family members of such persons; and
    registered broker-dealers who have entered into a selling or service agreement with the Distributor for their investment account only, and registered personnel and employees of such broker-dealers.

        Certain investors may purchase Class A shares at a reduced sales charge. For additional information on sales charge reductions for Class A shares, please see the SAI or call the Funds at 1-800-307-4880.

Minimum Investment. Required minimum investments are as follows:

TYPE OF ACCOUNT	INITIAL MINIMUM INVESTMENT	ADDITIONAL MINIMUM INVESTMENT

Regular	$5,000	$1,000
Automatic Investment Plan	$5,000	$ 250
Gift to Minors	$5,000	$1,000
IRAs	$5,000	$1,000

        The Funds reserve the right to reject any order for the purchase of shares or to limit or suspend, without prior notice, the offering of shares. The required minimum investments may be waived by the Funds at any time.

        Opening an Account by Mail. Please complete the Purchase Application. In compliance with various anti-money laundering laws and regulations, the Funds must verify certain information in your Purchase Application as part of the Funds' Anti-Money Laundering Compliance Program. As requested in the Purchase Application, you should supply your full name, date of birth, social security number and permanent street address (P.O. Box is not acceptable). Corporate and other organizational accounts will require additional information. If you require assistance when completing your application, please call 1-800-307-4880. See "Anti-Money Laundering Compliance Program."

        You may duplicate any application or you can obtain additional copies of the Purchase Application from the Funds by calling 1-800-307-4880.

        Your completed Purchase Application should be mailed to:

                        Grand Prix Funds, Inc.
                        P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701

        To purchase shares by overnight or express mail, please use the following street address:

                        Grand Prix Funds, Inc.
                        c/o U.S. Bancorp Fund Services, LLC
                        615 East Michigan Street, Third Floor
                        Milwaukee, Wisconsin 53202

        All applications must be accompanied by payment in the form of a check made payable to "Grand Prix Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept payment in cash, including cashier's checks or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

        Opening an Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-432-4741 for instructions. A Purchase Application must be submitted prior to or at the time of wiring funds. Funds should be wired through the Federal Reserve System as follows:
U.S. Bank, N.A.
A.B.A. Number: 075000022
For credit to: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
For further credit to: Grand Prix Funds, Inc.
(investor account number)
(name or account registration)
(Social Security or Taxpayer Identification Number)

        A Purchase Application must be received by the Funds to establish privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed purchase application. The Funds reserve the right to refuse a telephone transaction if the Funds believe it advisable to do so. If you have any questions, please call the Funds at 1-800-432-4741.

        Adding to an Account by Mail. When adding to an account by mail, you should send your check to the Funds, together with a subsequent investment slip from a recent statement. If an investment slip is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" below for more information regarding purchases made by check or electronic funds transfer.

        Adding to an Account by Electronic Funds Transfer. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Funds to draw on your preauthorized bank account as shown on the records of the Funds and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 13 business days after receipt by the Funds of your request to adopt this service. This time period allows the Funds to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $1,000 and will be effective at the Offering Price next computed after receipt by the Funds of the proceeds from your bank account, which is typically the same day. See "Additional Purchase Information" below for more information. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor. To select this service, please call the Funds at 1-800-307-4880 for the necessary form and instructions.

        Adding to an Account by Wire. For additional investments made by wire transfer, you should use the wiring instructions set forth above. Be sure to include your account number. Wired funds are considered received in good order on the day they reach the Funds' bank account by the Funds' cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

        Automatic Investment Plan. You may make purchases of shares of the Funds automatically on a regular basis ($250 minimum per transaction). You must meet the Funds' minimum initial investment of $5,000 before the Automatic Investment Plan ("AIP") may be established. You may adopt the AIP at the time an account is opened by completing the appropriate section of the Purchase Application. The sales charge for Class A shares will be reduced to 1% for those persons who adopt the AIP. You may obtain an application to establish the AIP after an account is opened by calling the Funds at 1-800-307-4880. For additional information on the AIP, please see the Funds' SAI.

        Individual Retirement Accounts. You may invest in the Funds by establishing a tax-sheltered individual retirement account ("IRA"). The Funds can help you establish a Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA. For additional information on IRA options, please see the Funds' SAI.

        Purchasing Shares through Other Broker-Dealers. If you choose to purchase Fund shares through a securities dealer that has not entered into a sales agreement with the Distributor, you may also pay a transaction fee, as determined by the dealer. That fee will be in addition to the sales charge payable by you upon purchase of such shares.

        Additional Purchase Information. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. The Funds will charge a $25 service fee against your account for any check or electronic funds transfer that is returned for any reason and your purchase will be canceled. You may also be responsible for any losses suffered by the Funds as a result.

        When you open an account, you are automatically provided with the privilege to initiate telephone redemptions. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Funds at 1-800-432-4741. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "Redeeming by Telephone" below.

        In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not issue certificates.

        If you redeem shares of the Super Core Fund, you may not repurchase shares of the Fund for a period of 30 days.

        The Advisor may make payments from its own resources to broker-dealers, financial institutions and other financial intermediaries for selling or servicing Fund shares.

Exchange of Shares

        The Funds have established a program through which you can exchange shares of the Funds for shares of the Federated Prime Cash Series fund. Exchange requests are available for exchanges of $1,000 or more. This exchange privilege is a convenient way to buy shares in a money market fund. To use the exchange privilege, you must first invest in one or both of the Funds. Before exchanging into the Federated Prime Cash Series fund, please read the prospectus for the fund, which may be obtained by calling 1-800-307-4880. A $5.00 fee will be charged for each exchange transaction that is executed via the telephone.

        You may also exchange Class A shares of the Grand Prix Fund for Class A shares of the Super Core Fund and Class C shares of the Grand Prix Fund for Class C shares of the Super Core Fund (and vice versa) at any time so long as the minimum initial investment requirement is met. The value of the shares being exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. In other words, no sales charge will be imposed on any exchange of shares between Funds as described above.

        The Funds reserve the right to modify or terminate the exchange privilege at any time. An exchange is not a tax-free transaction.

Redeeming Shares

        In General. You may redeem shares of either class at any time; provided, however, that the Funds reserve the right to refuse any purchase following a redemption and may limit the amount involved. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Funds. See "Valuation of Fund Shares." There are no sales charges for the redemption of shares except that a fee of $15 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

        Redeeming by Mail. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value, the entire account balance will be redeemed. A request for redemption must be signed exactly as the shares are registered. Each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution if:

    the proceeds are to be sent to a person other than the shareholder(s) of record;
    the proceeds are to be sent to a location other than the address of record;
    the redemption request is made within 30 days of an address change; or
    the redemption request is for $50,000 or more.

        A Notary Public is not an acceptable guarantor. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney.

        The Funds will mail payment for redemption proceeds within seven days after proper instructions for redemption are received. However, the Funds may delay payment on redemptions of recent purchases made by check until the Funds verify that the check used to purchase Fund shares will not be returned due to insufficient funds. This is intended to protect the remaining investors from loss.

        Redeeming by Telephone. You may redeem shares in an amount of $1,000 to $50,000 by calling the Funds at 1-800-432-4741. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Funds. A redemption request in excess of $50,000 must be made in writing and signed by each registered holder. If you make a redemption request within 30 calendar days after changing your address, the request must be in writing and signed by each registered holder of the account with signatures guaranteed. A Notary Public is not an acceptable guarantor.

        A wire payment of redemption proceeds will normally be made in federal funds on the next business day. There is currently a $15 fee for each wire redemption. This fee will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Funds. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request.

        The Funds reserve the right to refuse a telephone redemption request if the Funds believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include:

    requesting verification of certain personal information;
    recording telephone transactions;
    confirming transactions in writing; and
    restricting transmittal of redemption proceeds to preauthorized designations.

Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

        You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by mailing the redemption request to: Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you wish to send the information via overnight delivery, you may send it to: Grand Prix Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202. Redemption requests made via fax will not be accepted by the Funds.

        Redeeming Shares through Broker-Dealers. You may be charged a fee if you redeem Fund shares through a broker-dealer.

        Systematic Withdrawal Plan. The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the Funds' SAI for more information.

        Additional Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when:

    trading on the New York Stock Exchange (the "Exchange") is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closing;
    the SEC has by order permitted such suspension; or
    an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

        Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $5,000 minimum as a result of a redemption, you may be given a 60-day notice to reestablish the minimum balance. If this requirement is not met, your account may be closed and the proceeds sent to you.

        For redemption requests for corporate accounts, please see the Funds' SAI for more information.

        If you redeem shares of the Super Core Fund, you may not repurchase shares of the Fund for a period of 30 days.

Redemption in Kind

        The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the Funds' SAI for more information.

Market Timing Policy

        The Funds discourage short-term and excess trading practices, such as market timing. Excessive purchases, redemptions or exchanges of Fund shares may disrupt the Funds' investment strategies, increase brokerage, administrative and other expenses and adversely affect Fund performance. If the Funds identify an account that may be engaged in such activity, the Funds reserve the right to restrict or reject any purchase order, including exchanges, for that account or other accounts under common ownership or control. Although the Funds discourage short-term and excess trading practices, there can be no assurance that these practices will be completely eliminated.

Shareholder Reports and Information

        The Funds will provide the following statements and reports:

        Confirmation Statements. Except for AIP transactions, after each transaction that affects your account balance or account registration, you will receive a confirmation statement. Participants in the AIP will receive quarterly confirmations of all automatic transactions.

        Account Statements. All shareholders will receive quarterly account statements. If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-432-4741 to order past statements.

        Financial Reports. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though you may have more than one account with the Funds.

Anti-Money Laundering Compliance Program

        The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds are required to obtain certain personal information, including your name, address, date of birth and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

        If you do not provide this information, the Funds may be unable to open an account for you. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account and redeem your shares at the net asset value next determined after the account is closed, minus any applicable sales charge. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action. In some circumstances, the law may not permit or require a Fund to inform the shareholder that it has taken the actions described above.

FINANCIAL HIGHLIGHTS

        Financial data for each Fund are presented below. The financial highlights tables are intended to help you understand the Grand Prix Fund's financial results for each of the last five fiscal years ended October 31, 2003, and the Super Core Fund's financial results for the period from commencement of operations of the Fund through October 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.

Grand Prix Fund

Selected per share data is based on a share of common stock outstanding throughout each period.
	Class A Shares Year Ended Oct. 31, 2003	Class A Shares Year Ended Oct. 31, 2002	Class A Shares Year Ended Oct. 31, 2001	Class A Shares Year Ended Oct. 31, 2000	Class A Shares Year Ended Oct. 31, 1999
Per Share Data:
Net asset value, beginning of period	$ 7.79	$12.29	$34.82	$28.21	$14.42
Income from investment operations:
Net investment loss	(0.19)(2)(3)	(0.24)(1)(3)	(0.38)(2)(3)	(0.89)(2)(3)	(0.32)(2)(3)
Net realized and unrealized gains (losses) on investments	1.77	(4.26)	(22.15)	7.82	16.74
Total from investment operations	1.58	(4.50)	(22.53)	6.93	16.42
Less distributions from net realized gains	-	-	-	(0.32)	(2.63)
Net asset value, end of period	$ 9.37 =====	$ 7.79 =====	$12.29 =====	$34.82 =====	$28.21 =====
Total return(4)	20.28%	(36.62)%	(64.70)%	24.64%	131.51%
Supplemental data and ratios:
Net assets, end of period (000's)	$40,186	$28,858	$58,727	$284,021	$92,500
Ratio of operating expenses to average net assets	2.49%(7)	1.89%(7)	1.67%(7)	1.62%(5)(6)	1.72%(7)
Ratio of interest expense to average net assets	0.26%	0.45%	0.51%	0.72%	0.04%
Ratio of net investment loss to average net assets	(2.19)%(7)	(1.76)%(7)	(1.32)%(7)	(1.23)%(5)	(1.41)%(7)
Portfolio turnover rate(8)	716.59%	342.46%	821.69%	834.9%	764.3%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2) Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.

(3) Net investment loss before interest expense for the periods ending October 31, 2003, 2002, 2001, 2000 and 1999 was $(0.17), $(0.19), $(0.28), $(0.56) and $(0.31), respectively.

(4) The total return does not reflect the 5.25% front-end sales charge.

(5) For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 2.34%. The ratio of net investment loss to average net assets, including interest expense was (1.95)%.

(6) Ratio includes Advisor expense waiver recovery of 0.09%.

(7) Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002, 2001 and 1999 would have been 3.15%, 2.78%, 2.27% and 2.28%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002, 2001 and 1999 would have been (2.85)%, (2.65)%, (1.92)% and (1.97)%, respectively.

(8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Grand Prix Fund

Selected per share data is based on a share of common stock outstanding throughout each period.
	Class C Shares Year Ended Oct. 31, 2003	Class C Shares Year Ended Oct. 31, 2002	Class C Shares Year Ended Oct. 31, 2001	Class C Shares Year Ended Oct. 31, 2000	Class C Shares Aug. 5, 1999(1) through Oct. 31, 1999
Per Share Data:
Net asset value, beginning of period	$ 7.62	$12.11	$34.57	$28.17	$20.55
Income from investment operations:
Net investment loss(2)(3)	(0.24)	(0.30)	(0.52)	(1.10)	(0.13)
Net realized and unrealized gains (losses) on investments	1.72	(4.19)	(21.94)	7.82	7.75
Total from investment operations	1.48	(4.49)	(22.46)	6.72	7.62
Less distributions from net realized gains	-	-	-	(0.32)	-
Net asset value, end of period	$ 9.10 =====	$ 7.62 =====	$12.11 =====	$34.57 =====	$28.17 =====
Total return(4)	19.42%	(37.08)%	(64.97)%	23.92%	37.08%(5)
Supplemental data and ratios:
Net assets, end of period (000's)	$ 8,789	$ 9,462	$22,726	$99,237	$ 9,730
Ratio of operating expenses to average net assets	3.24%(9)	2.64%(9)	2.42%(9)	2.37%(7)(8)	2.47%(6)(9)
Ratio of interest expense to average net assets	0.26%	0.45%	0.51%	0.72%	0.19%(6)
Ratio of net investment loss to average net assets	(2.94)%(9)	(2.51)%(9)	(2.07)%(9)	(1.98)%(7)	(2.22)%(6)(9)
Portfolio turnover rate(10)	716.59%	342.46%	821.69%	834.9%	764.3%

(1) Commencement of operations.

(2) Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.

(3) Net investment loss before interest expense for the periods ended October 31, 2003, 2002, 2001, 2000 and 1999 was $(0.22), $(0.26), $(0.42), $(0.91) and $(0.12), respectively.

(4) The total return does not reflect the 1.00% front-end sales charge.

(5) Not annualized.

(6) Annualized.

(7) For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 3.09%. The ratio of net investment loss to average net assets, including interest expense was (2.70)%.

(8) Ratio includes Advisor expense waiver recovery of 0.09%.

(9) Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002, 2001 and 1999 would have been 3.90%, 3.53%, 3.02% and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002, 2001 and 1999 would have been (3.60)%, (3.40)%, (2.67)% and (3.08)%, respectively.

(10) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Super Core Fund

Selected per share data is based on a share of common stock outstanding throughout each period.
	Class A Shares Year Ended October 31, 2003	Class A Shares Year Ended October 31, 2002	Class A Shares December 29, 2000(1) Through October 31, 2001
Per Share Data:
Net asset value, beginning of period	$ 6.02	$ 6.57	$10.00
Income from investment operations:
Net investment loss(4)	(0.17)(3)	(0.14)(2)	(0.08)(2)
Net realized and unrealized gains (losses) on investments	1.57	(0.41)	(3.35)
Total from investment operations	1.40	(0.55)	(3.43)
Net asset value, end of period	$ 7.42 =====	$ 6.02 =====	$ 6.57 =====
Total return(5)	23.26%	(8.37)%	(34.30)%(6)
Supplemental data and ratios:
Net assets, end of period (000's)	$8,010	$5,724	$8,393
Ratio of operating expenses to average net assets(8)	2.79%	1.65%	1.50%(7)
Ratio of interest expense to average net assets	0.37%	0.57%	0.39%(7)
Ratio of net investment loss to average net assets(8)	(2.23)%	(1.04)%	(0.87)%(7)
Portfolio turnover rate(9)	122.52%	123.83%	128.95%

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Net investment loss per share is calculated by dividing the net investment loss by the average shares outstanding throughout the period.

(4) Net investment loss before interest expense for the periods ended October 31, 2003, 2002 and 2001 was $(0.14), $(0.09) and $(0.05), respectively.

(5) The total return does not reflect the 5.25% front-end sales charge.

(6) Not annualized.

(7) Annualized.

(8) Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002 and 2001 would have been 4.29%, 3.63% and 3.58%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002 and 2001 would have been (3.73)%, (3.02)% and (2.95)%, respectively.

(9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Super Core Fund

Selected per share data is based on a share of common stock outstanding throughout each period.
	Class C Shares Year Ended October 31, 2003	Class C Shares Year Ended October 31, 2002	Class C Shares December 29, 2000(1) Through October 31, 2001
Per Share Data:
Net asset value, beginning of period	$ 5.96	$ 6.54	$10.00
Income from investment operations:
Net investment loss(4)	(0.20)(3)	(0.19)(2)	(0.12)(2)
Net realized and unrealized gains (losses) on investments	1.53	(0.39)	(3.34)
Total from investment operations	1.33	(0.58)	(3.46)
Net asset value, end of period	$ 7.29 =====	$ 5.96 =====	$ 6.54 =====
Total return(5)	22.32%	(8.87)%	(34.60)%(6)
Supplemental data and ratios:
Net assets, end of period (000's)	$1,589	$1,721	$2,721
Ratio of operating expenses to average net assets(8)	3.44%	2.30%	2.15%(7)
Ratio of interest expense to average net assets	0.37%	0.57%	0.39%(7)
Ratio of net investment loss to average net assets(8)	(2.88)%	(1.69)%	(1.53)%(7)
Portfolio turnover rate(9)	122.52%	123.83%	128.95%

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Net investment loss per share is calculated by dividing the net investment loss by the average shares outstanding throughout the period.

(4) Net investment loss before interest expense for the periods ended October 31, 2003, 2002 and 2001 was $(0.18), $(0.14) and $(0.08), respectively.

(5) The total return does not reflect the 1.00% front-end sales charge.

(6) Not annualized.

(7) Annualized.

(8) Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002 and 2001 would have been 4.94%, 4.28% and 4.23%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, 2002 and 2001 would have been (4.38)%, (3.67)% and (3.60)%, respectively.

(9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

VALUATION OF FUND SHARES

        The price of a Fund's shares is based on its net asset value, and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "Exchange") is open for business. If the Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. Net asset value is calculated by taking the value of each Fund's total assets, including interest and dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. Net asset value is not determined on days the Exchange is closed for trading. The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received.

        The Funds' portfolio securities are valued each day at the last reported sales price on each security's principal exchange, except those traded on the NASDAQ, NMS and Small Cap exchanges ("NASDAQ"). Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. Any securities or other assets for which market quotations are not readily available or which the Advisor determines to be inaccurately priced by the pricing service are valued at fair value by the Advisor in good faith and in accordance with procedures adopted by the Board of Directors of the Corporation. A security's fair value may differ from the price supplied by the pricing service or the price next available in the market.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

        The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan") with respect to each class of shares, which authorizes the Funds to pay the Distributor certain distribution and shareholder servicing fees. Under the Class A 12b-1 Plan, the Class A shares of the Grand Prix Fund may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Under the same plan, the Class A shares of the Super Core Fund may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.35% of the Fund's average daily net assets attributable to the Class A shares. The Class C Plan provides that the Class C shares will be required to pay the Distributor (i) a distribution fee of 0.75% of each Fund's average daily net assets attributable to the Class C shares and (ii) a shareholder servicing fee of 0.25% of each Fund's average daily net assets attributable to the Class C shares. The 12b-1 Plan has the effect of increasing each class's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of each Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Funds more than paying other types of sales charges. For additional information on the 12b-1 Plans, please see the Funds' SAI.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

        For federal income tax purposes, all distributions of net investment income (including interest, dividends other than qualified dividend income, and net realized short-term capital gains) that you receive from the Funds are taxable as ordinary income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of qualified dividend income generally are taxable at long-term capital gains rates. Distributions of net realized long-term capital gains that you receive from the Funds, whether reinvested in additional shares or received in cash, are taxable as capital gains. The capital gain holding period is determined by the length of time the Funds have held the security and not the length of time you have held shares in the Funds. Each Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than interest or dividend income). You will be informed annually as to the amount and nature of all distributions paid during the prior year. Such distributions may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

        The Funds intend to make distributions from net investment income annually and to distribute all net realized long-term capital gains at least annually. In addition, the Funds may make additional distributions if necessary to avoid imposition of the 4% excise tax or other tax on undistributed income and gains. Please note, however, that the objective of both Funds is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

        When a distribution is made, each Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All distributions of net investment income and long-term capital gains will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that either distributions of net investment income or long-term capital gains or both be paid in cash. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. In addition, if an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions. The election to receive distributions or reinvest them may be changed by writing to the Funds at Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The election is effective for distributions with a dividend record date on or after the date on which the Funds receive notice of the election.

        If you do not furnish the Funds with your correct social security number or taxpayer identification number, the Funds are required by current federal law to withhold federal income tax from your distributions (including applicable Fund share reinvestments) and redemption proceeds at a rate of 28%.

        An exchange of Fund shares pursuant to the Funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

        This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

ADDITIONAL INFORMATION
DIRECTORS	ADMINISTRATOR AND TRANSFER AGENT

Robert Zuccaro	U.S. Bancorp Fund Services, LLC
Edward F. Ronan, Jr.
Dennis K. Waldman	For overnight deliveries, use:
Grand Prix Funds, Inc
OFFICERS	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Robert Zuccaro, President	Milwaukee, Wisconsin 53202
Mary Jane Boyle, Vice-President, Secretary
and Treasurer	For regular mail deliveries, use:
Grand Prix Funds, Inc.
INVESTMENT ADVISOR	P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Target Investors, Inc.
15 River Road, Suite 220	DISTRIBUTOR
Wilton, Connecticut 06897
T. O. Richardson Securities, Inc.
CUSTODIAN	2 Bridgewater Road
Farmington, Connecticut 06032-2256
U.S. Bank, N.A.
425 Walnut Street	LEGAL COUNSEL
Cincinnati, Ohio 45202
Godfrey & Kahn, S.C.
INDEPENDENT AUDITORS	780 N. Water Street
Milwaukee, Wisconsin 53202
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

        The Funds' SAI contains additional information about the Funds. Additional information about each Fund's investments is contained in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Funds' SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted in this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Distributor, through which Fund shares may be purchased and sold. Shareholder inquiries and requests for other information about the Funds can be directed to the Funds at the address and toll-free telephone numbers in this Prospectus.

        Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by e-mailing or writing the Public Reference Section of the SEC at publicinfo@sec.gov or Washington, D.C. 20549-0102.

        The Funds' 1940 Act File Number is 811-8461.

PRIVACY POLICY

        The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

        In the course of providing services to you, we may collect "non-public personal information" about you including your name, address, social security number, bank account information and about your transaction in the Grand Prix Fund and/or the Super Core Fund (the "Funds").

What Information We Disclose

        We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect with our affiliates, which include Target Investors, the Funds' investment adviser. In addition, in the normal course of serving you, information we collect may be shared with the Funds' transfer agent, custodian, principal underwriter, other broker-dealers and shareholder servicing entities. These companies will use this information only for the services for which they have been hired and as allowed by applicable law.

Confidentiality and Security Procedures

        To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

        For questions about our policy, or for additional copies of this notice, please contact the Advisor at 1-800-307-4880.